                                                                    EXHIBIT 10.2

                            INSTRUMENT OF ASSIGNMENT
                         Asset Purchase Agreement (MPC)

1. Reference is made to: (i) the Asset Purchase Agreement dated as of October 31, 1998, as amended by Amendment No. 1 thereto dated as of June 29, 1999 and Amendment No. 2 thereto dated as of October 29, 1999 (such agreement, as so amended, being hereinafter called the "APA") between The Montana Power Company ("MPC") and PP&L Global, Inc. ("Global"); and (ii) the Notice of Election dated August 16, 1999 from MPC with respect to the exclusion of the Colstrip 4 Generation Assets. Capitalized terms used herein without definition have the respective meanings specified in the APA.

2. In accordance with clause (c)(i) of Section 13.10 of the APA, Global has determined to assign, and does hereby ASSIGN, all of its rights, interests and obligations under the APA (including its rights under Article X) to two of its indirect, wholly-owned subsidiaries as follows: (A) to Colstrip Comm Serv, LLC, a Delaware limited liability company ("CCS"), that portion of such rights, interests and obligations as relates to the Specified Assets (as hereinafter defined); and (B) to PP&L Montana, LLC, a Delaware limited liability company (together with CCS, the "Assignees"; individually, each as "Assignee") the balance of such rights, interests and obligations. For its part, each Assignee has agreed to be bound by all terms, conditions and provisions of the APA to the extent applicable to the matters assigned to it.

3. By its acceptance set forth below, each Assignee agrees to be bound by all terms, conditions and provisions of the APA to the extent applicable to the matters assigned to it.

4. Global acknowledges and agrees that (as provided in Section 13.10 of the APA) this instrument shall not relieve Global of its obligations as assigning party under the APA.

5. Subject to the provisions of Section 13.10 of the APA, each Assignee shall be a Purchaser for all purposes of the APA.

6. The "Specified Assets" are the personal and real property tangible and intangible rights and interests as specified in Schedule 1 hereto.

7. The instrument shall be governed by, and construed in accordance with, the laws of the State of New York.

8. The assignment and assumption effected hereby shall be effective on December 17, 1999.

                                   This instrument is executed and
                                   delivered, on this 17th day of
                                   December, 1999.

                                   PP&L GLOBAL, INC.


                                   By: /s/ Robert W. Burke
                                       ---------------------------------------
                                       Name:  Robert W. Burke
                                       Title: Vice President and Chief Counsel


Accepted:

PP&L MONTANA, LLC


By: /s/ Roger Petersen
--------------------------------------
    Name:  Roger Petersen
    Title: President




Accepted:

COLSTRIP COMM SERV, LLC


By: /s/ Roger Petersen
--------------------------------------
    Name:  Roger Petersen
    Title: President

                                   SCHEDULE I

                                SPECIFIED ASSETS

                               EXHIBIT A - LEASES
                               ------------------
                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                               (MPC TO COMM SERV)

ITEM     NAME OF LESSEE                  DATE            LAND OWNER
Lease    Colstrip Cable TV               12-31-96        Project 1 & 2
Lease    Bob & LaDonna Cope              4-1-81          Project 1 & 2
Lease    Larry Semenza                   3-1-99          Project 1 & 2

Lease    Coal & Cattle Co. Players       3-1-87          Project 1 to 4
Lease    Colstrip Rod & Gun Club/ &
         Colstrip Trap Club              9-30-98         Project 1 to 4


Lease    Vern Ganser                     2-28-98         Project 1 & 2
Lease    Jim Rogers, Jr.                 4-1-98          Project 1 & 2
Lease    Dan Ova                         6-1-99          Project 1 & 2
Lease    Gregg Koczur                    6-1-99          Project 1 & 2

Lease    Jim Rogers, Jr.                 4-1-98          Project 3 & 4

Lease    Bob & LaDonna Cope              1-1-81          Project 3 & 4

Lease    Dan Ova                         6-1-99          Project 3 & 4
Lease    Gregg Koczur                    6-1-99          Project 3 & 4
Lease    Colstrip High School FFA        2-2-92          Project 3 & 4
Lease    Comnet 2000                     5-13-94         Project 3 & 4
Lease    Colstrip Saddle Club, Colstrip
         Roping Club                     7-24-98         Project 3 & 4

Lease    Bailey Egan                     10-1-96         Project 3 & 4


A & A Exhibit A - Leases - MPC to Comm Serv       Page 1 of 1

                              EXHIBIT B - RENTALS
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                               (MPC TO COMM SERV)

COLSTRIP 3 & 4 TOWNSITE PROPERTIES

  TAXPAYER                                                             STATUS AS OF
   NUMBER                 AREA                     ADDRESS               11/15/99             LOT            BLOCK
-----------               ----                     -------             ------------           ---            -----
MOBILE HOME LOTS
              AMENDED PLAT OF BIG TIMBER SUBDIVISION CORRECTED PLAT OF EASTSIDE TOWNSITE EXPANSION
   1361                BIG TIMBER               1327 LARAMIE               RENTED              12              1
   1382                BIG TIMBER               1155 LARAMIE               VACANT               6              3
   1383                BIG TIMBER               1149 LARAMIE               RENTED               7              3
   1386                BIG TIMBER               1210 LARAMIE               VACANT              10              3
   1387                BIG TIMBER               1216 ABILENE               RENTED              11              3
   1388                BIG TIMBER               1222 ABILENE               RENTED              12              3
   1393                BIG TIMBER               1217 ABILENE               VACANT              17              3
   1395                BIG TIMBER               1205 ABILENE               RENTED              19              3
                     BIG TIMBER SUBDIVISION AMENDED PLAT OF EASTSIDE TOWNSITE EXPANSION
   1410                BIG TIMBER              1464 PIEDMONT               RENTED              1C              6
   1415                BIG TIMBER               1656 VISTA            RENTED-2 TENANTS         1H              6
   1416                BIG TIMBER               1652 VISTA                 RENTED              1J              6
   1428                BIG TIMBER              1550 PIEDMONT               VACANT              3E              7
   1429                BIG TIMBER              1560 PIEDMONT               RENTED              3F              7
   1431                BIG TIMBER               1611 VISTA                 RENTED              3H              7
   1434                BIG TIMBER               1635 VISTA                 RENTED              3L              7
   1440                BIG TIMBER              1531 PIEDMONT               VACANT              2C              8
   1441                BIG TIMBER              1537 PIEDMONT               RENTED              2D              8
   1443                BIG TIMBER              1549 PIEDMONT               VACANT              2F              8

A & A Exhibit B - Rentals - MPC to Comm Serv            Page 1 of 9

   1444       BIG TIMBER                  1555 PIEDMONT                     LEASED           2G        8
   1448       BIG TIMBER                    1707 VISTA                      VACANT            3        8
   1450       BIG TIMBER                    1725 VISTA                      VACANT            5        8
   1451       BIG TIMBER           LT 6 BLK 8 - NO ACCESS STRIP                               6        8
   1458       BIG TIMBER                   1490 BRIDGER               RENTED - 2 TENANTS     2D        9
   1460       BIG TIMBER                   1489 BRIDGER                     RENTED           2F        9
   1462       BIG TIMBER                   1477 BRIDGER                     VACANT           3B        9
   1463       BIG TIMBER                  1457 PIEDMONT                     VACANT           3C        9
   1465       BIG TIMBER                   1688 BOZEMAN                     RENTED           3E        9
   1467       BIG TIMBER                   1699 BOZEMAN                     VACANT           3G        9
   1469       BIG TIMBER                   1685 BOZEMAN                     VACANT           4A        9
   1470       BIG TIMBER                   1697 BOZEMAN                     RENTED           4B        9
   1471       BIG TIMBER                    1704 VISTA                      VACANT           4C        9
   1472       BIG TIMBER                    1710 VISTA                      RENTED           4D        9
   1473       BIG TIMBER                    1716 VISTA                      RENTED           4E        9




TAXPAYER                                                                 STATUS AS OF
 NUMBER        AREA                           ADDRESS                      11/15/99          LOT     BLOCK
--------       ----                           -------                    ------------        ---     -----
                                   AMENDED PLAT OF STILLWATER SUBDIVISION
   1598       STILLWATER                  2716 CHISHOLM                     VACANT            1        8
   1599       STILLWATER                  2726 CHISHOLM                     VACANT            2        8
   1600       STILLWATER                  2732 CHISHOLM                     VACANT            3        8
   1601       STILLWATER                  2738 CHISHOLM                     VACANT            4        8
   1602       STILLWATER                  2744 CHISHOLM                     VACANT            5        8
   1603       STILLWATER                  2750 CHISHOLM                     RENTED            6        8
   1604       STILLWATER                  2756 CHISHOLM                     VACANT            7        8
   1605       STILLWATER                  2762 CHISHOLM                     RENTED            8        8
   1607       STILLWATER                  2703 CHISHOLM                     RENTED            1        9
   1608       STILLWATER                  2709 CHISHOLM                RENTED - 2 TENANTS     2        9
   1609       STILLWATER                  2715 CHISHOLM                     RENTED            3        9
   1611       STILLWATER                  2727 CHISHOLM                     RENTED            5        9
   1612       STILLWATER                   2804 ROUNDUP                     RENTED            6        9
   1613       STILLWATER                   2810 ROUNDUP                     VACANT            7        9


A & A EXHIBIT B - RENTALS - MPC TO COMM SERV       Page 2 of 9


     1615           STILLWATER                    2822 ROUNDUP          VACANT               9          9
     1616           STILLWATER                    2829 ROUNDUP          RENTED              10          9
     1618           STILLWATER                    2823 ROUNDUP       RENTED-2 TENANTS       11          9
     1620           STILLWATER                    2817 ROUNDUP          RENTED              12          9
     1621           STILLWATER                    2811 ROUNDUP          RENTED              13          9
     1622           STILLWATER                    2805 ROUNDUP          RENTED              14          9
     1623           STILLWATER                    2753 CHISHOLM         VACANT              15          9
     1624           STILLWATER                    2761 CHISHOLM         VACANT              16          9
     1626           STILLWATER                    2904 DURANGO          VACANT              18          9
     1627           STILLWATER                    2691 WAGONEER     INDUSTRIAL LOT           1         11
     1629           STILLWATER                    2670 ZANE GREY    INDUSTRIAL LOT           5         11
     1526           STILLWATER                    2604 ZANE GREY        RENTED               1          4
     1527           STILLWATER                    2610 ZANE GREY        VACANT               2          4
     1528           STILLWATER                    2616 ZANE GREY        RENTED               3          4
     1529           STILLWATER                    2622 ZANE GREY        VACANT               4          4
     1531           STILLWATER                    2634 ZANE GREY        VACANT               6          4
     1536           STILLWATER                    2668 ZANE GREY        RENTED              11          4
     1537           STILLWATER                    2607 ZANE GREY        VACANT               1          5
     1538           STILLWATER                    2621 ZANE GREY        RENTED               2          5
     1540           STILLWATER                    2635 ZANE GREY        VACANT               4          5
     1541           STILLWATER                    2639 ZANE GREY        RENTED               5          5
     1542           STILLWATER                    2645 ZANE GREY        RENTED               6          5

  TAXPAYER                                                            STATUS AS OF
   NUMBER             AREA                            ADDRESS           11/15/99            LOT       BLOCK
  --------            ----                            -------         ------------          ----      -----
              AMENDED PLAT OF SWEETGRASS SUBDIVISION FIRST FILING
     1630           SWEETGRASS                    3720 CHINOOK          VACANT               1          1
     1631           SWEETGRASS                    3712 CHINOOK          RENTED               2          1
     1632           SWEETGRASS                    3706 CHINOOK          RENTED               3          1
     1633           SWEETGRASS                    3702 CHINOOK          RENTED               4          1
     1634           SWEETGRASS                    3703 CHINOOK          RENTED               5          1
     1635           SWEETGRASS                    3707 CHINOOK          RENTED               6          1
     1636           SWEETGRASS                    3715 CHINOOK          RENTED               7          1
     1637           SWEETGRASS                    3721 CHINOOK          RENTED               8          1


A & A Exhibit B - Rentals - MPC to Comm Serv                Page 3 of 9


 1638        SWEETGRASS            3910 PROSPECTOR               RENTED               9           1
 1639        SWEETGRASS            3914 PROSPECTOR               RENTED              10           1
 1640        SWEETGRASS            3920 PROSPECTOR               VACANT              11           1
 1641        SWEETGRASS            3926 PROSPECTOR               VACANT              12           1
 1642        SWEETGRASS            3932 PROSPECTOR               RENTED              13           1
 1643        SWEETGRASS            3938 PROSPECTOR          RENTED-2 RENTERS         14           1
 1644        SWEETGRASS              3800 CHINOOK                RENTED               1           2
 1645        SWEETGRASS              3806 CHINOOK                RENTED               2           2
 1646        SWEETGRASS              3812 CHINOOK                VACANT               3           2
 1647        SWEETGRASS              3818 CHINOOK                RENTED               4           2
 1648        SWEETGRASS              3826 CHINOOK                VACANT               5           2
 1649        SWEETGRASS              3834 CHINOOK                RENTED               6           2
 1650        SWEETGRASS              3840 CHINOOK                RENTED               7           2
 1651        SWEETGRASS              3844 CHINOOK                RENTED               8           2
 1652        SWEETGRASS              3850 CHINOOK                RENTED               9           2
 1653        SWEETGRASS              3858 CHINOOK                RENTED              10           2
 1654        SWEETGRASS              3864 CHINOOK                RENTED              11           2
 1655        SWEETGRASS              3868 CHINOOK                RENTED              12           2
 1656        SWEETGRASS              3874 CHINOOK          RENTED - 2 TENANTS        13           2
 1657        SWEETGRASS              3880 CHINOOK                RENTED              14           2
 1658        SWEETGRASS              3886 CHINOOK                RENTED              15           2
 1659        SWEETGRASS              3892 CHINOOK                VACANT              16           2
 1660        SWEETGRASS              3898 CHINOOK                RENTED              17           2
 1661        SWEETGRASS            3903 PROSPECTOR               VACANT              18           2
 1662        SWEETGRASS            3907 PROSPECTOR               RENTED              19           2
 1663        SWEETGRASS            3913 PROSPECTOR               RENTED              20           2
 1664        SWEETGRASS            3919 PROSPECTOR               VACANT              21           2
 1665        SWEETGRASS            3925 PROSPECTOR               VACANT              22           2
 1666        SWEETGRASS            3931 PROSPECTOR               RENTED              23           2
 1667        SWEETGRASS              3897 CHINOOK                RENTED               1           3
 1668        SWEETGRASS              3891 CHINOOK                RENTED               2           3
 1669        SWEETGRASS              3863 CHINOOK                RENTED               3           3
 1670        SWEETGRASS              3845 CHINOOK                VACANT               4           3
 1671        SWEETGRASS              3827 CHINOOK                VACANT               5           3
 1689        SWEETGRASS             3060 CHEYENNE                VACANT               7           5
 1690        SWEETGRASS             3066 CHEYENNE                RENTED               8           5



A & A EXHIBIT B - Rentals - MPC to Comm Serv          Page 4 of 9

1692                  SWEETGRASS               3078 CHEYENNE                          VACANT                      10              5
1693                  SWEETGRASS               3084 CHEYENNE                         VACANT                      11              5
1694                  SWEETGRASS               3090 CHEYENNE                         RENTED                      12              5
1695                  SWEETGRASS               3096 CHEYENNE                         VACANT                      13              5
1698                  SWEETGRASS               3061 CHEYENNE                         VACANT                       3              6

TAXPAYER                                                                          STATUS AS OF
 NUMBER                  AREA                     ADDRESS                           11/15/99                    LOT            BLOCK
--------                 ----                     -------                         ------------                  ---            -----
                                                AMENDED PLAT OF SWEETGRASS SUBDIVISION FIRST FILING
1702                  SWEETGRASS               3085 CHEYENNE                         VACANT                       7              6
1703                  SWEETGRASS               3091 CHEYENNE                         VACANT                       8              6
1704                  SWEETGRASS               3097 CHEYENNE                         VACANT                       9              6
1707                  SWEETGRASS               3136 ANTELOPE                         RENTED                      12              6
1708                  SWEETGRASS               3130 ANTELOPE                         VACANT                      13              6
1709                  SWEETGRASS               3124 ANTELOPE                         RENTED                      14              6
1710                  SWEETGRASS               3118 ANTELOPE                         VACANT                      15              6
1733                  SWEETGRASS               3137 ANTELOPE                         RENTED                      20              7
1744                  SWEETGRASS               3224 APPALOOSA                        VACANT                       5              8


TAXPAYER                                                                          STATUS AS OF
 NUMBER                  AREA                     ADDRESS                           11/15/99                    LOT            BLOCK
--------                 ----                     -------                         ------------                  ---            -----
                                                       COLSTRIP TOWNSITE MOBILE HOME LOTS
                   COLSTRIP TOWNSITE           118 COTTONWOOD                        VACANT
                   COLSTRIP TOWNSITE           124 COTTONWOOD                        RENTED
                   COLSTRIP TOWNSITE           130 COTTONWOOD                        RENTED
                   COLSTRIP TOWNSITE           135 COTTONWOOD                        VACANT
                   COLSTRIP TOWNSITE           136 COTTONWOOD                        VACANT
                   COLSTRIP TOWNSITE           141 COTTONWOOD                        RENTED
                   COLSTRIP TOWNSITE           142 COTTONWOOD                        VACANT
                   COLSTRIP TOWNSITE           147 COTTONWOOD                        VACANT
                   COLSTRIP TOWNSITE           148 COTTONWOOD                        VACANT
                   COLSTRIP TOWNSITE           153 COTTONWOOD                        RENTED


A & A Exhibit B - Rentals - MPC to Comm Serv                      Page 5 of 9


                    COLSTRIP TOWNSITE              154 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              159 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              160 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              165 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              166 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              171 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              172 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              177 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              178 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              183 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              184 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              189 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              190 COTTONWOOD                         RENTED
                    COLSTRIP TOWNSITE              195 COTTONWOOD                         VACANT
                    COLSTRIP TOWNSITE              196 COTTONWOOD                         RENTED

NOTE: ABOVE 25 LOTS TAXPAYER #1143 & 1144, COLSTRIP TOWNSITE BLOCKS 43 & 46

TAXPAYER                                                    STATUS AS OF
 NUMBER             AREA                 ADDRESS              11/15/99        LOT            BLOCK
--------            ----                 -------            ------------      ---            -----

HOUSE LOTS                          CIMARRON SUBDIVISION SECOND FILING
----------
  1867             CIMARRON           6625 BROWNING              VACANT           4              3
  1880             CIMARRON           6780 HOLLISTER             VACANT          18              3
  1879             CIMARRON           6782 HOLLISTER             VACANT          17              3
  1948             CIMARRON           6815 CIMARRON              VACANT           3              6
  1949             CIMARRON           6817 CIMARRON              VACANT           4              6

A & A Exhibit B - Rentals - MPC to Comm Serv                      Page 6 of 9

TAXPAYER                                                                          STATUS AS OF
 NUMBER                  AREA                     ADDRESS                           11/15/99                    LOT            BLOCK
--------                 ----                     -------                         ------------                  ---            -----
                                                 CIMARRON SUBDIVISION SECOND FILING
HOUSES/DUPLEXES/APARTMENTS
1869                  CIMARRON               6639 BROWNING                         HOUSE/VACANT                  12              3
1876                  CIMARRON               6690 HOLLISTER                        HOUSE/VACANT                  14              3
1881                  CIMARRON               6778 HOLLISTER                        HOUSE/VACANT                  19              3
1882                  CIMARRON               6776 HOLLISTER                        HOUSE/VACANT                  20              3
1883                  CIMARRON               6774 HOLLISTER                        HOUSE/VACANT                  21              3
1886                  CIMARRON               6766 HOLLISTER                        HOUSE/LEASED                  24              3
1904                  CIMARRON               6814 CIMARRON                         HOUSE/RENTED                  16              4
1907                  CIMARRON               6804 CIMARRON                         HOUSE/LEASED                  19              4
1900                  CIMARRON               6822 CIMARRON                         HOUSE/VACANT                  12              4
1877                  CIMARRON               6790 CIMARRON                         HOUSE/LEASED                  15              3

                                                 CIMARRON SUBDIVISION FIRST FILING
RANCH STYLE $525/MO OTHER STYLE $510/MO
1859                  CIMARRON               6616-6618 BROWNING                   DUPLEX APT/2 VACANT            32              2
1860                  CIMARRON               6612-6614 BROWNING                   DUPLEX APT/2 RENTED            33              2
1861                  CIMARRON               6608-6610 BROWNING                   DUPLEX APT/1 RENTED            34              2
1862                  CIMARRON               6604-6606 BROWNING                   DUPLEX APT/2 RENTED            35              2
1863                  CIMARRON               6600-6602 BROWNING                   DUPLEX APT/2 RENTED            36              2

1929                  CIMARRON             6950-6952 WINCHESTER                   DUPLEX APT/2 RENTED            21              5
1930                  CIMARRON             6954-6956 WINCHESTER                   DUPLEX APT/1 RENTED            22              5
1931                  CIMARRON             6958-6960 WINCHESTER                   DUPLEX APT/2 RENTED            23              5
1932                  CIMARRON             6962-6964 WINCHESTER                   DUPLEX APT/2 RENTED            24              5
1933                  CIMARRON             6966-6968 WINCHESTER                   DUPLEX APT/2 RENTED            25              5
1934                  CIMARRON             6971-6973 WINCHESTER                   DUPLEX APT/2 RENTED            26              5
1935                  CIMARRON             6967-6969 WINCHESTER                   DUPLEX APT/2 RENTED            27              5

A & A Exhibit B - Rentals - MPC to Comm Serv                      Page 7 of 9

1936                  CIMARRON              6963-6965 WINCHESTER                  DUPLEX APT/1 RENTED            28              5
1937                  CIMARRON              6959-6961 WINCHESTER                  DUPLEX APT/1 RENTED            29              5
1938                  CIMARRON              6955-6957 WINCHESTER                  DUPLEX APT/2 VACANT            30              5
1939                  CIMARRON              6951-6953 WINCHESTER                  DUPLEX APT/2 RENTED            31              5

4-PLEX APT. 2 BDRM $450/MO 3 BDRM $510/MO

1940                  CIMARRON              6701 TO 6707 HOLLISTER                4-PLEX APT./3 RENTED          32A,B,C,D        5
1941                  CIMARRON              6711 TO 6717 HOLLISTER                4-PLEX APT./2 RENTED          32E,F,G,H        5
1942                  CIMARRON              6721 TO 6727 HOLLISTER                4-PLEX APT./4 RENTED          32I,J,K,L        5
1943                  CIMARRON              6731 TO 6737 HOLLISTER                4-PLEX APT./4 RENTED          32M,N,O,P        5
1944                  CIMARRON              6741 TO 6747 HOLLISTER                4-PLEX APT./4 RENTED          32R,S,T,U        5
1945                  CIMARRON              6751 TO 6757 HOLLISTER                4-PLEX APT./4 RENTED          32V,W,X,Y        5
1958                  CIMARRON              6700 TO 6706 HOLLISTER                4-PLEX APT./2 RENTED           1A,B,C,D        7
1959                  CIMARRON              6732 TO 6738 HOLLISTER                4-PLEX APT./3 RENTED           1E,F,G,H        7
1960                  CIMARRON              6752 TO 6758 HOLLISTER                4-PLEX APT./4 RENTED           1I,J,K,L       7

A & A Exhibit B - Rentals - MPC to Comm Serv                      Page 8 of 9

COLSTRIP 1 & 2 TOWNSITE PROPERTIES

TAXPAYER                                                                          STATUS AS OF
 NUMBER                  AREA                     ADDRESS                           11/15/99                    LOT            BLOCK
--------                 ----                     -------                         ------------                  ---            -----
APARTMENTS                                 2 2 BDRM $360/mo; 2 3 Bdrm
                                                   $410./mo
                                                                                     RENTED
                   COLSTRIP TOWNSITE              15 ASH A-D                      4 PLEX UNIT 2                  18              1
                   COLSTRIP TOWNSITE              18 ASH A-D                      4 PLEX UNIT 3                  23              1
                   COLSTRIP TOWNSITE              29 ASH A-D                      4 PLEX UNIT 2                  19              1
                   COLSTRIP TOWNSITE              30 ASH A-D                      4 PLEX UNIT 3                  22              1
                   COLSTRIP TOWNSITE              45 ASH A-D                      4 PLEX UNIT 3                  20              1
                   COLSTRIP TOWNSITE              46 ASH A-D                      4 PLEX UNIT 4                  21              1
                   COLSTRIP TOWNSITE            21 CHERRY A-D                     4 PLEX UNIT 2                                 50
                   COLSTRIP TOWNSITE            27 CHERRY A-D                     4 PLEX UNIT 2                                 50

 HOUSES
  1083             COLSTRIP TOWNSITE            323 WILDRYE                       HOUSE   VACANT                  1              9


A & A Exhibit B - Rentals - MPC to Comm Serv                      Page 9 of 9

                                                            Colstrip Other Lands

                             SPECIAL WARRANTY DEED


     FOR A VALUABLE CONSIDERATION, the receipt of which is acknowledged, the undersigned,

          THE MONTANA POWER COMPANY,
          a Montana corporation, successor by merger to The Montana Power Company, a New Jersey corporation hereinafter called Grantor,

hereby grants, assigns and transfers unto

          COLSTRIP COMM SERV, LLC
          303 North Broadway, Suite 400
          Billings, MT 59101

          hereinafter called Grantee,

the real property, easements and other rights in real property in Rosebud County, Montana, described on Exhibit A attached hereto and made a part hereof, together with all tenements, hereditaments, and appurtenances thereunto belonging or in anyway appertaining, including the water rights listed on Exhibit B attached hereto and made a part hereof, excepting and reserving to Grantor, and its successor and assigns, all right, title and interest in the easements and other rights in real property described on Exhibit C and Exhibit D attached hereto and made a part hereof.

     TO HAVE AND TO HOLD unto the Grantee, and to its successors and assigns, forever, SUBJECT TO THE FOLLOWING:

     (a) Reservations and exceptions in patents from the United States and the State of Montana.

     (b)  Recorded and apparent easements and rights-of-way.

     (c) Mineral and royalty reservations or conveyances of record, oil and gas leases of record, and mineral and coal leases of record.

     (d) All building, use, zoning, sanitary and environmental restrictions, and waivers.

     (e) Taxes and assessments, including special improvement district assessments, for 1999 and subsequent years.

     (f)  Rights of tenants or lessees of any of the property.

     (g) All exceptions and reservations made by Grantor herein, including but not limited to those listed on Exhibit C and Exhibit D.

     (h) All Permitted Liens as defined in the Asset Purchase Agreement dated as of October 31, 1998, as amended on June 29, 1999 and on October 29, 1999, between Grantor and Grantee (as amended, the "Asset Purchase Agreement"), to the extent they are not included in exceptions (a) through (g) above.

     (i) Terms and conditions of a Ownership and Operation Agreement between The Montana Power Company, Puget Sound Power and Light Company, The Washington Water Power Company, Portland General Electric Company, and Pacific Power & Light


                                      -1-
                            TO COLSTRIP OTHER LANDS
12/10/99-Other Lands

                                                            Colstrip Other Lands


               Company dated May 6, 1981, as amended October 11, 1991 and July 13, 1998 ("Ownership and Operation Agreement").

          (j) Terms and conditions of a Construction and Ownership Agreement between The Montana Power Company and Puget Sound Power & Light Company dated July 30, 1974, as amended October 21, 1998 ("Construction and Ownership Agreement").

          (k) Colstrip Townsite Services Agreement dated ____________, 1987 between Colstrip Community Services Company, Western Energy Company, The Montana Power Company, Puget Sound Power and Light Company, Portland General Electric Company, Pacificorp and the Washington Water Power Company, as amended by letter agreements extending its term to July 1, 2000.

          Excepting the matters referenced in subparagraphs (a) through (k) above and conveyances and encumbrances for curative purposes, Grantor does hereby warrant and forever defend all and singular the interests in real property, easements and other rights set forth in Exhibit A unto the Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but against none other.

          So long as the Project (as defined in the Ownership and Operation Agreement or in the Construction and Ownership Agreement) or any part thereof as originally constructed, reconstructed or added to is used or useful for the generation of electrical power and energy, or to the end of the period permitted by applicable law, whichever occurs first, Grantee, by acceptance of this Special Warranty Deed, waives its right to partition whether by partition in kind or sale and division of the proceeds thereof, and agrees that it will not resort to any action at law or in equity to partition and further waives the benefit of all laws that may now or hereafter authorize such partition of the properties comprising Colstrip Units 3 and 4 or Colstrip Units 1 and 2. It is agreed that this covenant shall be deemed to run with the land.

     For purposes of this Deed the following terms are defined:

               "Colstrip Units 1 and 2" shall mean the two 333 MW (gross capacity) coal-fire steam electric generating units located in Colstrip, Montana, and referred to herein as "Colstrip Unit 1" and Colstrip Unit 2" respectively.

               "Colstrip Units 3 and 4" shall mean the two 805 MW (gross capacity) coal-fired steam electric generating units located in Colstrip, Montana, and referred to herein as "Colstrip Unit 3" and Colstrip Unit 4" respectively.

     DATED: December __, 1999.

                                        THE MONTANA POWER COMPANY

                                        By
                                           -------------------------------------

                                        Its
                                            ------------------------------------


                                      -2-
12/10/99-Other Lands        TO COLSTRIP OTHER LANDS

                                                            Colstrip Other Lands

STATE OF MONTANA       )
                       ) ss:
County of Yellowstone  )

     This instrument was acknowledged before me on December  , 1999, by
                                                           --

--------------------------------------------------------------------------------
                             [Name(s) of Person(s)]

as
   -----------------------------------------------------------------------------
       [Type of Authority, e.g., officer, trustee, partner, attorney-in-fact] of THE MONTANA POWER COMPANY.

                                          --------------------------------------
                                          Notary Public for the State of Montana
                                          Residing at Billings, Montana
                                          My commission expires:
                                                                 ---------------
(SEAL)




                                      -3-


12/10/99 - Other Lands        TO COLSTRIP OTHER LANDS

                                                            Colstrip Other Lands


                                  PREAMBLE TO

                                  EXHIBITS TO

                             SPECIAL WARRANTY DEED

1. As used in this Deed, the following defined terms have the meanings indicated below:

a. "Apportioned" with respect to an easement means to divide or allocate the rights and obligations under the easement between Grantor and Grantee, such that Grantee will own the rights and bear the obligations under the easement to the extent the easement is used in connection with the operation of the Unit and Grantor will retain all other rights and obligations under the easement.

b. "Deed" means the Special Warranty Deed to which this Preamble is attached, including the Exhibits and this Preamble.

c.   "DNRC" means the Montana Department of Natural Resources and Conservation.

d. "Exhibits" means Exhibit A, B and C (and Exhibit D if attached) attached to and made a part of this Deed.

e. "Excluded Assets" has the meaning ascribed to it in the Asset Purchase Agreement.

f.   "FERC License" - intentionally omitted.

g. "Interconnection Agreement" means the Generation Interconnection Agreement of even date herewith between Grantor and Grantee.

h.   "MPC" and "MPCO" mean The Montana Power Company.

i. "Point of Interconnection" means the Point of Interconnection for the Unit, if any, as defined in the Interconnection Agreement.

j. "Prior Easements" means easements, other than those described in Exhibit D, in existence prior to the execution of this Deed which were intended to be used for the same purposes as those easements reserved in Exhibit C.

k.   "Project Boundary" - intentionally omitted.

l. "Separation Agreement" means the Separation of Assets Agreement of even date herewith between Grantor and Grantee.

m. "Unit" means Colstrip Other Lands extended to the Point of Interconnection, if any, excepting Excluded Assets.

n. Terms defined elsewhere in this Deed shall have the meanings ascribed thereto.

2. All recording data and recording references set forth in the Exhibits refer to the records in the office(s) of the Clerk and Recorder of the county(ies) referenced on the first page of this Deed and references to certificates of survey, subdivision plats, townsites or the like refer to plats as filed in the office(s) of the Clerk and Recorder of said county(ies).

12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                    PREAMBLE

                                                            Colstrip Other Lands

     3. "Recording References" are only for informational purposes and for purposes of complying with the Montana Subdivision and Platting Act, Mont. Code Ann., Title 76, Chapter 3, and shall not be construed as expanding, limiting or otherwise affecting the lands, estates or interests transferred.

     4. All maps, schedules and exhibits referred to in the Exhibits are attached thereto and by reference made a part thereof.

     5. to the extent of any conflict between Prior Easements and the easements reserved in Exhibit C, the easements reserved in Exhibit C shall govern as between Grantee and Grantor, but nothing in this Deed shall otherwise affect or abrogate any rights under the Prior Easements.




                           (intentionally left blank)




                                      -2-
12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                    PREAMBLE

                                                            Colstrip Other Lands


                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED


        AN UNDIVIDED 50% INTEREST AS TENANT IN COMMON IN AND TO THE REAL PROPERTY AND EASEMENTS DESCRIBED IN SCHEDULE II OF EXHIBIT "A".


                       SCHEDULE I: INTENTIONALLY OMITTED


                   SCHEDULE II: COLSTRIP UNITS 1 AND 2 OTHER


Parcel 6 That portion of Section 28 in Township 2 North, Range 41 East, PMM, described as Tract 1B of Amended Tract 1 of Certificate of Survey No. 27872 filed July 9, 1981, for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 32272.

Parcel 7 That portion of Section 27 in Township 2 North, Range 41 East, PMM, described as Tract 1B-1, Tract 1B-2, Tract 1B-3 and Tract 1B-4 of Amended Tract 1B of Amended Tract 1 of Certificate of Survey No. 27874 filed December 1, 1982 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 37509, Excepting therefrom Certificate of Survey No. 27087 and Tract 3 of Certificate of Survey No. 27874, subject to dedication of Tract 1B-4 (Power Road and Pinebutte Drive) as a public roadway.

Parcel 8 That portion of Section 27 in Township 2 North, Range 41 East, PMM, described as Tract E1, and Tract 1C of Certificate of Survey No. 35013 filed March 26, 1982 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 35013, subject to dedication of Tract 1C (Power Road) as a public roadway.

Parcel 8A That portion of Section 27 in Township 2 North, Range 41 East, PMM, described as Tract E of Certificate of Survey No. 35013 filed March 26, 1982 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 35013.

Parcel 8B That portion of Section 27 in Township 2 North, Range 41 East, PMM, described as Tract 1-B-1 of Amended Tracts 1-A and 1-B of Certificate of Survey No. 35013 and dedication of Tracts D and F, filed
          September 15, 1986 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 54728.

                                      -1-
12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED

                            Continued (Schedule II)

Parcel 9 That portion of Section 34 in Township 2 North, Range 41 East, PMM, described as Tract 1-A, Tract 1-B, Tract 1-B-1, Tract 1-B-2, Tract 1-D, and Tract 1-E of Certificate of Survey No. 54257 amending Certificate of Survey No. 27875 (Tract 1), No. 27878 Certificate of Survey No. 34994 and dedication of tracts 1-A-2, 1-B-2, 1-B and 1-D filed July 30, 1986 for record in the office of the Clerk and Recorder of Rosebud County, Montana, as Document No. 54257, subject to dedication of Tract 1-A-2, Tract 1-B, Tract 1-B-2, and Tract 1-D (Willow Avenue) as a public roadway.

Parcel 10      Intentionally deleted and replaced by 10A, B, C and D.

Parcel 10A     That portion of the W 1/2 SE 1/4, Section 27 and the W 1/2 E 1/2 of Section 34, Township 2 North, Range 41 East, described as
               Parcel 10A of Certificate of Survey No. 85560 filed March 17,
               1999 for record in the office of the Clerk and Recorder of Rosebud County, Montana under Document No. 85560.

Parcel 10B     That portion of the W 1/2 E 1/2 of Section 34, Township 2 North,
               Range 41 East, described as Parcel 10B of Certificate of
               Survey No. 85560 filed March 17, 1999 for record in the office of the Clerk and Recorder of Rosebud County, Montana under Document
               No. 85560.

Parcel 10C     That portion of the E 1/2, Section 27, S 1/2 SW 1/4 SW 1/4,
               Section 26, W 1/2 NW 1/4, Section 35, and NE 1/4 NE 1/4 NE 1/4,
               Section 34, all in Township 2 North, Range 41 East, described as
               Parcel 10C of Certificate of Survey No. 85789 filed April 19,
               1999 for record in the office of the Clerk and Recorder of Rosebud County, Montana under Document No. 85789.

Parcel 10D     A tract of land in Section Twenty-six (26), Township Two (2)
               North, Range Forty-one (41) East, Principal Montana Meridian;
               described as follows: Beginning at the South Quarter corner of
               Section 26, T2N, R41E, PMM; thence N00 (degrees) 10'05"E along the north-south mid-section line of Section 26 a distance of
               653.62 feet; thence S89 (degrees) 44'30"W a distance of 661.87 feet; thence N00 (degrees) 11'04"E a distance of 1963.29 feet to the east-west mid-section line of said Section; thence N89
               (degrees) 57'08"E along said east-west mid-section line a distance of 1986.53 feet; thence S00 (degrees) 14'49"W a distance of 2618.32 feet to the south line of said Section; thence N89
               (degrees) 52'55"W along said south line a distance of 1321.62 feet to the point of beginning; together with the right to construct and maintain such private access on, over, under or across Grantor's adjoining properly lying southerly and westerly of the said property in Section 26 hereinabove described as may be required by Grantees, their successors or assigns, for or reasonably incidental to the use and enjoyment of the above described tract of land. As used in this deed the term "Private
               Access" has reference to a corridor two hundred (200) feet in width within which will be located all facilities necessary or useful for the full use and enjoyment of the tracts of land herein conveyed to Grantees, and includes, but is not limited to, roadways, pipelines for water, gas or other substances, ditches, conduits, canals, conveyers, electric transmission and distribution lines and all other related facilities. Such Private
               Access shall be installed and maintained in accordance with reasonable and necessary standards as prescribed by Grantor.

12/10/1999-Other Lands         TO COLSTRIP LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands


                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED



                            Continued (Schedule II)




               This description was used in a deed recorded October 31, 1972 in Book 72 Deeds, page 500, and also shown as description 2 of Certificate of Survey No. 1660 on file in the office of the Clerk and Recorder of Rosebud County, Montana. The Grantor in the Deed and referred to in the Grant of Easement across adjacent land owned by the Grantor was Burlington Northern Inc.

Parcel 11      Lots 18, 19, 20, 21, 22 and 23, Block 1, Lot 1 in Block 9, and
               all of Block 50, of the COLSTRIP TOWNSITE, Rosebud County,
               Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 11034.

Parcel 12A     Intentionally omitted.

Parcel 12B     Intentionally omitted


Parcel 12C     Township 2 North, Range 41-East, PMM, Rosebud County

               Section 5: S 1/2, NE 1/4, Excepting therefrom that portion as deeded to the Sate of Montana for Highway right of way.

               Section 8: All, Excepting therefrom the Burlington Northern Railroad Right of Way; also Excepting therefrom that portion as deeded to the State of Montana for Highway right of way.



                           (intentionally left blank)

12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED


                      SCHEDULE III: INTENTIONALLY OMITTED


AN UNDIVIDED 15% INTEREST AS TENANTS IN COMMON IN AND TO THE REAL PROPERTY AND EASEMENTS DESCRIBED IN SCHEDULE IV


                           SCHEDULE IV: UNIT 3 OTHER

Parcel 20  That portion of Section 28 in Township 2 North, Range 41 East, PMM,
           described as Tract 1A of Amended Tract 1 of Certificate of Survey No. 27872 filed July 9, 1981, for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 32272.

Parcel 21  (intentionally deleted)

Parcel 22  That portion of Section 21 in Township 2 North, Range 41 East, PMM,
           described as Tract 1A-1 of Amended Tract 1A of Amended Tract 1 of Certificate of Survey No. 27879 filed October 19, 1982 for record in the Clerk and Recorder of Rosebud County, Montana as Document No. 37085.

Parcel 23  That portion of Section 33 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 Amended of Certificate of Survey No. 85920, filed May 4, 1999 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 85920, excepting therefrom:

           (a)  Tract 2 of Certificate of Survey No. 44126

           (b)  Castle Rock Lake Subdivision First Filing Document No. 37500

           (c)  Castle Rock Lake Subdivision Second Filing Document No. 37501

           (d)  Castle Rock Lake Subdivision Third Filing Document No. 37502

           (e)  Cimarron Subdivision First Filing Document No. 37503

           (f) Plat of Amended Lots 19 and 20, Block 5 Cimarron Subdivision First Filing Document No. 86070

12/10/1999 - Other Lands    TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED

                           (Continued) (Schedule IV)


           (g) Amended Plat of Cimarron Subdivision Second Filing Document No. 39051

           (h)  Cimarron Subdivision Third Filing Document No. 37505

Parcel 24  That portion of Sections 21 and 22 in Township 2 North, Range 41
           East, PMM, described as Tract 1 of Certificate of Survey No. 44906 filed August 4, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44906.

Parcel 25  That portion of Section 22 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 of Certificate of Survey No. 44909 filed August 14, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44909.

Parcel 26  That portion of Section 21 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 of Certificate of Survey No. 44910 filed August 14, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44910.

Parcel 27  That portion of Section 22 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 of Certificate of Survey No. 44911 filed August 14, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44911.

Parcel 28  That portion of Section 22 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 of Certificate of Survey No. 44912 filed August 14, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44912.

Parcel 29  That portion of Section 22 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 of Certificate of Survey No. 44907 filed August 14, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44907.

Parcel 30  That portion of Section 22 in Township 2 North, Range 41 East, PMM,
           described as Tract 1 of Certificate of Survey No. 44908 filed August 14, 1984 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 44908.

Parcel 31  That portion of Section 27 in Township 2 North, Range 41 East, PMM,
           described as Tract 1A-1, Tract 1A-2, and Tract 1A-3 of Amended Tract 1A of Amended Tract 1 of Certificate of Survey No. 27874 filed December 1, 1982 for record in the office of the Clerk and Recorder of Rosebud County, Montana as Document No. 37510, subject to Dedication of Tract 1A-3 (Pinebutte Drive) as a public roadway.

12/10/1999 - Other Lands    TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED

                           (Continued (Schedule IV)


Parcel 32  Township 2 North, Range 42 East P.M.M., Rosebud County, Montana

           Section 31: N 1/2
           Section 32: N 1/2
           Section 30: S 1/2 SE 1/4, S 1/2 SE 1/4 SW 1/4

           Township 1 North, Range 42 East, P.M.M., Rosebud County, Montana

           Section 4: SW 1/4

Parcel 33  Lot 12, Block 1, and Lots 6, 7, 10, 11, 12, 17 and 19, Block 3, of
           The Amended Plat of BIG TIMBER SUBDIVISION, Corrected Plat of Eastside Townsite Expansion, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 29033.

           Lots 1C, 1H and 1J, Block 6, Lots 3E, 3F, 3H, 3L, Block 7, Lots 2C, 2D, 2F, 2G, 3, 5, and 6, Block 8, and Lots 2D, 2F, 3B, 3C, 3E, 3G,
           4A, 4B, 4C, 4D, and 4E, Block 9, of The Plat of BIG TIMBER SUBDIVISION, Amended Plat of Eastside Townsite Expansion, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 29032.

           Lots 1, 2, 3, 4, 5, 6, 7, and 8, of Block 8, Lots 1, 2, 3, 5, 6, 7,
           9, 10, 11, 12, 13, 14, 15, 16 and 18, of Block 9, Lots 1 and 5, of
           Block 11, Lots 1, 2, 3, 4, 6 and 11, Block 4, and Lots 1, 2, 4, 5 and 6, Block 5, of The Amended Plat of STILLWATER SUBDIVISION, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 29031.

           Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14, Block 1, Lots
           1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19,
           20, 21, 22 and 23, Block 2, Lots 1, 2, 3, 4 and 5, Block 3, Lots 7,
           8, 10, 11, 12 and 13, Block 5, Lots 3, 7, 8, 9, 12, 13, 14 and 15,
           Block 6, Lot 20, Block 7, Lots 5 and 11, Block 8, and Lot 5, Block 11 of The Amended Plat of SWEETGRASS SUBDIVISION, First Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 40609.


                                      -6-
12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED

                           (Continued (Schedule IV)

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13, Block 1, Lots 1, 2, 3, 4, 6,
7, 8 and 13, Block 2, Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 16,
18, 19 and 20, Block 3, Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 12, 13, 14, 15, 16,
17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30 and 31, Block 6, and
Lots 2, 3, 4, 5, 7, 8, 9, 10, 11, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22 and
23, Block 7, of the Amended Plat of STILLWATER SUBDIVISION, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 40611.

Lots 4 and 18, Block 3, Lot 12 Block 4, Lots 3 and 4, Block 6, of CIMARRON SUBDIVISION, Second Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 37504.

Lots 6, 7, 10 and 31, Block 4, of CASTLE ROCK LAKE SUBDIVISION, Second Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 37501.

Lots 32, 33 and 34, Block 4, of CASTLE ROCK LAKE SUBDIVISION, Third Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 37502.

Tracts 5, 8, 11, 33, 34, 35, 36, 37, 38, 39, 40, 41, 43, 44, 45, 47, 48, 49, of
SWEETGRASS ACREAGE TRACTS SUBDIVISION. This Subdivision Plat Amends a portion of Amended Plat of Sweetgrass Subdivision, First Filing, Sweetgrass Subdivision, Second Filing, and a portion of Amended Plat of Sweetgrass Subdivision, Third Filing, Rosebud County Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 44417.

Lots 12, 14, 15, 19, 20, 21, and 24, Block 3, and Lot 16, Block 4, of CIMARRON SUBDIVISION, Second Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 37504.

12/10/1999-Other Lands       TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED

                            (Continued (Schedule IV)

Lots 32, 33, 34, 35 and 36, Block 2, Lots 21, 22, 23, 24, 25, 26, 27, 28, 29,
30, 31, 32A, 32B, 32C, 32D, 32E, 32F, 32G, 32H, 32I, 32J, 32K, 32L, 32M, 32N,
32O, 32P, 32R, 32S, 32T, 32U, 32V, W, X, Y, Block 5, and Lots 1A, B, C, D, 1E,
F, G, H, 1I, J, K, L, 1M, 32Q, and 32Z, Block 7, and Lot 19, Block 4, of CIMARRON SUBDIVISION, First Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County.

Lot 1B, Block 8, and Lots 1B, 2, and 3, Block 9, of CIMARRON SUBDIVISION, Third Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 37505.

Lots 2A, 2B and 2C, Block 11, of the Second Amended Plat of Block 11 of STILLWATER SUBDIVISION, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 73210.

Lots 1A, 1B, 1C, 1D, 1E and 1F, Block 1 and Lots 1A, 1B, 1C and 1D, Block 2 of CASTLEROCK LAKE SUBDIVISION, First Filing, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 37500.

Lot 2 in Block 43 and Lots 1 and 2 in Block 46 of the CORRECTED PLAT OF THE AMENDED PLAT OF BLOCKS 43 AND 46 OF COLSTRIP TOWNSITE, Rosebud County, Montana, according to the official plat thereof on file and of record in the office of the Clerk and Recorder of said County, under Document No. 28708.


Parcel 34  Intentionally deleted

12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "A"

                            TO SPECIAL WARRANTY DEED



                       SCHEDULE V: INTENTIONALLY OMITTED


                       SCHEDULE VI: INTENTIONALLY OMITTED



                           (intentionally left blank)


                                      -9-
12/10/1999-Other Lands        TO COLSTRIP OTHER LANDS
                                     EXHIBIT A

                                                            Colstrip Other Lands

                                  EXHIBIT "B"

                            TO SPECIAL WARRANTY DEED

                                 WATER RIGHTS


     1. Grantor's interest in the water right under Statement of Claim No. 42KJ W094426-00(G).

     2. Grantor's interest in the water right under Statement of Claim No. 42KJ W094430-00(G).

     3.   An undivided 15.00% interest in Statement of Claim
          No. 42A W173938-00(S).

     4.   An undivided 15.00% interest in Statement of Claim
          No. 42A W173939-00(G).

     5.   An undivided 15.00% interest in Statement of Claim
          No. 42A W173943-00(S).

               All water rights listed above are subject to final adjudication under Montana Code Annotated, Title 85, Chapter 2, Part 2.




                           (intentionally left blank)


                                      -1-
12/10/1999-Other Lands        TO COLSTRIP OTHER LANDS
                                     EXHIBIT B

                                                            Colstrip Other Lands

                                  EXHIBIT "C"

                            TO SPECIAL WARRANTY DEED

                          RESERVATIONS AND EXCEPTIONS


I.   EASEMENTS.

     A. All easements other than the Exhibit D easements granted or reserved to Grantor or its predecessors in interest in the property described in Exhibit A to the extent such easements are not used or held for use in connection with the Unit, and to the extent such easements are used in part in connection with the operation of the Unit and in part for purposes other than in connection with the operation of the Unit, such easements shall be Apportioned.

     B. Easements of the width specified below upon which to construct, operate, maintain, repair, replace, upgrade, relocate and remove overhead or underground electric power lines, communication systems, including without limitation fiber optic cable, necessary appurtenances and guy wires which may extend beyond the easement width, over, under, along and across that certain real property located in Rosebud County, Montana and described below, together with reasonable right of ingress and egress from the right-of-way over lands conveyed to Grantee using existing roads and trails where practicable, the right to use and keep all of said easement areas free and clear of any and all permanent obstructions except property line fences and the right to trim, clear and remove all timber, brush or vegetation from the rights-of-way which may endanger said lines or facilities; provided, however, that the facilities of Grantee shall be so installed and operated as not to burden or unreasonably interfere with those of Grantor or its successors or assigns as owner or project user of any of the thermal electric generating facilities known as Colstrip Units #1, #2, #3 and #4 located near Colstrip, Montana (including, without limitation, the "Common Facilities" as defined in the Common Facilities Agreement) or the transmission line facilities described in the Colstrip Project Transmission Agreement, all as amended from time to time (collectively, the "Project"), the construction on the Project lands of additional generating units, the ultimate full utilization of the land for the Project or Grantor's fulfillment of Grantor's obligations to other owners or project users of the Project. In the event Grantor proposes to install or operate facilities which would require the relocation of Grantee's installed facilities, Grantor shall have the right to require such relocation, if Grantor bears all direct and indirect costs of such relocation. The rights and obligations of Grantor and Grantee shall be binding upon and inure to the benefit of their respective successors and assigns. This easement does not modify or diminish the respective rights or obligations of Grantor or Grantee as owners and project user of the Project.


     1.   Width-         20 feet
          Description-   That portion of Parcels 6, 7 and 9 of Exhibit A having
                         the easement centerline described and depicted on Map 5.

     2.   Width-         20 feet
          Description-   That portion of Parcels 7, 8, 10A and 10C of Exhibit A
                         having the easement centerline described and depicted on Map 6.

     3.   Width-         20 feet
          Description-   That portion of Parcels 8, 8A and 10C of Exhibit A
                         having the easement centerline depicted on Map 7.




                                      -1-
12/10/1999-Other Lands        TO COLSTRIP OTHER LANDS
                                     EXHIBIT C

                                                            Colstrip Other Lands

                                   EXHIBIT C

                      TO SPECIAL WARRANTY DEED (Continued)

     4.   Width -                  20 feet
          Description -            That portion of Parcels 7, 10A, 10B, 10C of
                                   Exhibit A having the easement centerline described and depicted on Map 8.

     5.   Width -                  20 feet and 40 feet
          Description -            That portion of Parcels 9, 10A and 10B of
                                   Exhibit A having the easement centerlines described and depicted on Map 13.

     6.   Width -                  The perimeter of the easement area
                                   (approximately 200 feet in width) is
                                   described on Map 14.
          Description -            That portion of Parcels 8, 8A and 10C of
                                   Exhibit A enclosed within the perimeter of the easement area as depicted on Map 14.

     7.   Width -                  The perimeter of the easement area
                                   (approximately 300 feet in width) is
                                   described on Map 15.
          Description -            That portion of Parcel 10C of Exhibit A
                                   enclosed within the perimeter of the easement area, as depicted on Map 15. The rights and purposes of the easement as set forth in the Easement Quit Claim Deed described in
                                   Exhibit D, item 25.


     8.   Description -            All easement and other rights for
                                   distribution lines along utility easements set forth in such subdivisions and townsite plats and restrictions and regulations therefor, together and with all rights for existing transmission lines therein wherever located.

     MAPS NUMBERED 1, 2, 3, 4, 9, 10, 11 AND 12 ARE INTENTIONALLY OMITTED.

     C. Easements of the width specified below upon which to construct, operate, maintain, repair, replace, upgrade, relocate and remove overhead or underground communication lines, telecommunication systems, fiber optic lines, telephone lines, related communication facilities, necessary appurtenances and guy wires which may extend beyond the easement width, over, under, along and across that certain real property described below, together with the reasonable right of ingress to and egress from the rights-of-way over lands conveyed to Grantee using existing roads and trails where practicable, the right to use and keep all of said easement areas free and clear of any and all permanent obstructions except property line fences and the right to trim, clear and remove all timber, brush or vegetation from the rights-of-way which may endanger said lines or facilities.

                                      -2-

12/10/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT C

                                                            Colstrip Other Lands

                                  EXHIBIT "C"

                      TO SPECIAL WARRANTY DEED (Continued)


     1.   Width-              10 feet for each line (5 feet on each side of the
                              centerline of the communication lines as they
                              presently exist)
          Description-        For all existing communication lines owned by
                              Grantor pursuant to the Separation Agreement as said lines, or any portion of the right-of-way of the specified width of said lines, are presently located and existing across the lands conveyed by this Deed.

     2.   Width-              10 feet for each line
          Description-        For future communication lines, to the extent
                              necessary or appropriate for Grantor's operations, at locations across the lands conveyed by this Deed to be mutually determined by Grantor and Grantee.


     D.   Easements other than electric lines:

       1. As to Parcel 7 of Exhibit A, that Access Road and Water Line Easements described and depicted in the instrument dated June 25, 1999, recorded in Book 92 Deeds, page 255.

       2. As to Parcel 10A of Exhibit A, that Access and Parking Easement described and depicted in the Quitclaim Deed dated June 25, 1999, recorded in Book 92 Deeds, page 243.



II.  INTERCONNECTION/SEPARATION RIGHTS GRANTED TO AND RESERVED BY GRANTOR

     To the extent not covered by specific easement reservations in Section I, easements and other rights, as provided by and subject to the provisions of the Interconnection Agreement and Separation Document, both incorporated herein by reference, such easements and other rights for the Grantor's use of the real property conveyed by the Deed, including but not limited to the right to construct, operate, maintain, repair, upgrade and remove facilities thereon and therein and the right of ingress and egress over, across, under and through said real property.

     Notice is hereby given that the facilities which are or will be owned by Grantor pursuant to the Asset Purchase Agreement, Interconnection Agreement or Separation Document and which are located on or in the property conveyed by the Deed are solely the property of Grantor and shall not be considered fixtures or in any way part of the real property.




                                      -3-
12/10/1999-Other Lands        TO COLSTRIP OTHER LANDS
                                     EXHIBIT C

                      [MAP #5 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #5 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #5 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #6 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #6 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #6 OF ROSEBUD COUNTY, MONTANA]

                  [TO COLSTRIP OTHER LANDS EXHIBIT C - MAP 7]

                      [MAP #8 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #8 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #13 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #13 OF ROSEBUD COUNTY, MONTANA]

                      [MAP #14 OF ROSEBUD COUNTY, MONTANA]

                  [TO COLSTRIP OTHER LANDS EXHIBIT C - MAP 15]

                                                            Colstrip Other Lands


                                  EXHIBIT "D"

                            TO SPECIAL WARRANTY DEED


By reference to the documents hereafter described, all the terms, descriptions, conditions and rights therein are incorporated in this Special Warranty Deed as if set forth in their entirety for the purpose of this exception and reservation to the Grantor. For convenience sake only, the parcel number from Exhibit "A" is given, even though the lands impacted may only be a portion of the parcel. The terms of the described documents will control as to the extent of the easements.


     1. Right-of-Way Easement dated May 13, 1968 granted to The Montana Power Company, recorded July 1, 1968 in Book 68 Deeds, page 461, impacts Parcel 11.

     2. Right-of-Way Easement dated March 28, 1971 granted to The Montana Power Company, recorded January 10, 1975 in Book 73 Deeds, page 830, impacts Parcels 5 and 12C.

     3. Right-of-Way Easement dated June 25, 1974 granted to The Montana Power Company, recorded May 20, 1975 in Book 74 Deeds, page 41, impacts Parcels 2, 2a, and 6 and other lands.

     4. Right-of-Way Easement dated April 15, 1976 granted to The Montana Power Company, recorded April 21, 1976 in Book 74 Deeds, page 613, impacts Parcels 2a, 3, 6, and 7 and other lands.

     5. Right-of-Way Easement dated October 22, 1982 granted to The Montana Power Company, recorded October 25, 1982 in Book 79 Deeds, page 278, impacts Parcels 6 and 7.

     6. Right-of-Way Easement dated December 29, 1955 granted to The Montana Power Company, recorded January 2, 1976 in Book 74 Deeds, page 466, impacts Parcel 11 and other lands.

     7. Right-of-Way Easement dated December 31, 1975 granted to The Montana Power Company, recorded January 8, 1976 in Book 74 Deeds, page 483, impacts Parcel 11 and other lands.

     8. Right-of-Way Easement dated January 5, 1976 granted to The Montana Power Company, recorded January 13, 1976 in Book 74 Deeds, page 483, impacts Parcel 11 and other lands.

     9. Right-of-Way Easement dated July 14, 1983 granted to The Montana Power Company, recorded July 19, 1983 in Book 79 Deeds, page 913, impacts Parcel 11 and other lands.

     10. Quitclaim Deed dated June 25, 1999 granted to The Montana Power Company, recorded June 25, 1999 in Book 92 Deeds, page 243, impacts Parcel 10A.

     11. Access Road and Waterline Easements dated June 25, 1999 granted to The Montana Power Company, recorded June 25, 1999 in Book 92 Deeds, page 255, impacts Parcel 7.

12/14/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT D

                                                            Colstrip Other Lands

                                   EXHIBIT D

                      TO SPECIAL WARRANTY DEED (Continued)



12. Right-of-Way Easement dated October 14, 1924 granted to The Montana Power Company, recorded November 12, 1924 in Book 9 Misc., page 166, records of Rosebud County, Montana, and impacts Parcel 23.

13. Right-of-Way Easement dated June 25, 1974 granted to The Montana Power Company, recorded May 20, 1975 in book 74 Deeds, page 41, records of Rosebud County, Montana, and impacts Parcel 20 and other lands.

14. Right-of-Way Easement dated April 15, 1976, granted to The Montana Power Company, recorded April 21, 1976 in Book 73 Deeds, page 613, records of Rosebud County, Montana, and impacts parcels 20 and 31 and other lands.

15. Right-of-Way Easement dated February 6, 1981, granted to The Montana Power Company, recorded February 17, 1981 in Book 78 Deeds, page 197, records of Rosebud County, Montana, and impacts Parcel 23.

16. Right-of-Way Easement dated April 25, 1985, granted to The Montana Power Company, recorded May 3, 1985 in Book 81 Deeds, page 565, records of Rosebud County, Montana, and impacts Parcel 33.

17. Electric Right-of-Way Easement dated April 25, 1988, granted to The Montana Power Company, recorded May 2, 1988 in Book 83 Deeds, page 718, records of Rosebud County, Montana, and impacts Parcel 27.

18. Right-of-Way Easement dated January 13, 1989, granted to The Montana Power Company, recorded February 18, 1989 in Book 84 Deeds, page 459, records of Rosebud County, Montana, and impacts Parcels 25 and 27.

19. Right-of-Way Easement dated December 29, 1975, granted to The Montana Power Company, recorded January 2, 1976 in Book 74 Deeds, page 466, records of Rosebud County, Montana, and impacts Parcel 33 and other lands.

20. Right-of-Way Easement dated December 31, 1975, granted to The Montana Power Company, recorded January 8, 1976 in Book 74 Deeds, page 483, records of Rosebud County, Montana, and impacts Parcel 33 and other lands.

21. Right-of-Way Easement dated January 5, 1976, granted to The Montana Power Company, recorded January 13, 1976 in Book 74 Deeds, page 485, records of Rosebud County, Montana, and impacts Parcel 33 and other lands.

22. Right-of-Way Easement dated July 14, 1983, granted to The Montana Power Company, recorded July 19, 1983 in Book 79 Deeds, page 913, records of Rosebud County, Montana, and impacts Parcel 33 and other lands.

12/14/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT D

                                                            Colstrip Other Lands


                                   EXHIBIT D

                      TO SPECIAL WARRANTY DEED (Continued)



23. Right-of-Way Easements dated December 10, 1999, granted to The Montana Power Company, recorded December 14, 1999 in Book 92 Deeds, page 698, impacting Parcels 6, 7, 8, 8A, 9, 10A, 10B and 10C.

24. Right-of-Way Easement dated September 9, 1999, granted to The Montana Power Company, recorded December 14, 1999 in Book 92 Deeds, page 728, impacting Parcels 20, 23, 26 and 31.

25. Right-of-Way Easement dated December 10, 1999, granted to Avista Corporation, Portland General Electric Company, Pacificorp, dba (in Montana) as Pacific Power & Light Company, Puget Sound Energy, Inc. and The Montana Power Company, recorded December 14, 1999 in Book 92 Deeds, page 719, impacting Parcel 10C.





                           (intentionally left blank)

12/14/1999-Other Lands      TO COLSTRIP OTHER LANDS
                                   EXHIBIT D